WALTHAUSEN FUNDS

Walthausen Small Cap Value Fund (WSCVX and WFICX)

Supplement dated August 6, 2021

to the Prospectus dated June 1, 2021

Effective immediately the second paragraph under the heading Management on page 4 of Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

Gerard S.E. Heffernan has co-managed the Fund since March 2018. Mr. Heffernan is a portfolio manager for the Advisor. DeForest R. Hinman has co-managed the Fund since November 2020. Mr. Hinman is a portfolio manager for the Advisor.

Additionally, first paragraph under the heading The Investment Advisor on page 7 of Prospectus is deleted in its entirety and replaced with the following:

Walthausen & Co., LLC, 2691 Route 9, Suite 102, Malta, NY 12020, is the investment advisor of the Fund and has responsibility for the management of the Fund's affairs, under the supervision of the Fund's Board of Trustees. The Fund's investment portfolio is co-managed on a day-to-day basis by Gerard S.E. Heffernan CFA and DeForest R. Hinman. Mr. Heffernan joined the Advisor in February 2018. His involvement in the investment industry spans over 25 years, including 15 years at Lord Abbett & Co., where he was a partner and portfolio manager specializing in small cap value equities. From June 2013 until February 2018, he was self-employed managing his own portfolio. Mr. Heffernan received a B.S. in Business Administration from Villanova University. DeForest R. Hinman has been a principal of Walthausen & Co. since the firm’s inception in September 2007. Before his appointment as a co-portfolio manager, he served previously as a co-portfolio manager of the Walthausen Small Cap Value Fund and Walthausen Select Value Fund in 2017, and retains his position as Director of Research for Walthausen & Co. DeForest’s formal education includes a B.S. in Business Administration (Summa Cum Laude) from State University of NY at Albany and a M.B.A. in Finance from the State University at Albany.

This supplement and the Prospectus dated June 1, 2021 provide the information a prospective investor ought to know before investing and should be retained for future reference. The prospectus has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-888-925-8428 or by visiting the Fund’s website at www.walthausenfunds.com.